                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported)       April 26, 2004
                                                  -----------------------------

                               DCB Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                                        0-22387                 31-1469837
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(State or Other Jurisdiction                 (Commission File Number)     (IRS Employer
of Incorporation)                                                         Identification No.)

   110 Riverbend Avenue, Lewis  Center, Ohio                                   43035
-------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                     (Zip Code)

Registrant's Telephone Number, including Area Code   (740) 657-7000
                                                   ----------------------------

                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

DCB FINANCIAL CORP - 8-K                                    Filing Date: 4/26/04
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ITEM 5.  OTHER EVENTS

DCB Financial Corp (the "Corporation") and its wholly-owned subsidiary, The Delaware County Bank and Trust Company (the "Bank"), has sold its investment in ProCentury Corporation.





(C)  Exhibits

    The following exhibits are filed herewith:


EXHIBIT NO.       DESCRIPTION OF EXHIBIT

10.1 Press Release dated April 26, 2004 with respect to the Corporation's sale of its investment in ProCentury Corporation.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated:   April 26, 2004

                                               /s/ Jeffrey T. Benton
                                               ------------------------------
                                               Jeffrey T. Benton
                                               President and CEO


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                                Disclosure Page 2